SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 17, 2007

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact name of registrant as specified in its charter)
on behalf of
American Express Credit Account Master Trust

Delaware	13-3854638	333-130508-03	Delaware	20-0942395	333-130508	Delaware	20-0942445	333-130508-02
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)

200 Vesey Street, Room 138 Mail Stop 01-31-12 New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 1900
Mail Stop 02-01-50
Salt Lake City, Utah 84184
(801) 945-2550
(Address, Including Zip Code, and Telephone Number,
	Including Area Code, of each Registrant’s Principal Executive Offices)	4315 South 2700 West, Room 1900 Mail Stop 02-01-56 Salt Lake City, Utah 84184 (801) 945-2068
N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On July 24, 2007, American Express Credit Account Master Trust expects to issue Class A Floating Rate Asset Backed Certificates, Series 2007-6 and Class B Floating Rate Asset Backed Certificates, Series 2007-6 (the “Series 2007-6 Certificates”). On July 24, 2007, American Express Credit Account Master Trust expects to issue Class A Floating Rate Asset Backed Certificates, Series 2007-7 and Class B Floating Rate Asset Backed Certificates, Series 2007-7 (the “Series 2007-7 Certificates” and together with the Series 2007-6 Certificates, the “Certificates”).

Copies of the opinions of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality of the Certificates and copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to certain federal tax matters, together with related consents of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC and Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits: The following are filed as Exhibits to this Report:

Exhibit
Number
5.1	Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

5.2	Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

8.2	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1	Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).

23.2	Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).

23.3	Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).

23.4	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

23.5	Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.2).

23.6	Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.2).

23.7	Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.2).

23.8	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.2).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Maureen Ryan
	Name:	Maureen Ryan
	Title:	President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Catherine M. Hogan
	Name:	Catherine M. Hogan
	Title:	President

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant
By:	/s/ Robert Radle
	Name:	Robert Radle
	Title:	President

EXHIBIT INDEX
Exhibit 5.1
Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.
Exhibit 5.2
Opinion of American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC with respect to legality.
Exhibit 8.1
Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
Exhibit 8.2
Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
Exhibit 23.1
Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.1).
Exhibit 23.2
Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.1).
Exhibit 23.3
Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.1).
Exhibit 23.4
Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).
Exhibit 23.5
Consent of American Express Receivables Financing Corporation II (included in opinion filed as Exhibit 5.2).

Exhibit 23.6
Consent of American Express Receivables Financing Corporation III LLC (included in opinion filed as Exhibit 5.2).
Exhibit 23.7
Consent of American Express Receivables Financing Corporation IV LLC (included in opinion filed as Exhibit 5.2).
Exhibit 23.8
Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.2).